SUPPLEMENTAL DISCLOSURES	9 Months Ended
Sep. 30, 2014
SUPPLEMENTAL DISCLOSURES

NOTE 4 – SUPPLEMENTAL DISCLOSURES

Income Tax Benefit (Expense)

The Company’s income tax benefit (expense) for the three and nine months ended September 30, 2014 and 2013, respectively, consisted of the following components:

(In thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Current tax benefit (expense)	$(11,689)	$2,088	$(47,276)	$(36,706)
Deferred tax benefit (expense)	(12,687)	71,714	(44,866)	195,356

Income tax benefit (expense)	$(24,376)	$73,802	$(92,142)	$158,650

The effective tax rates for the three and nine months ended September 30, 2014 were (29.2)% and (14.9)%, respectively. The effective tax rates for the three and nine months ended September 30, 2014 were primarily impacted by the valuation allowance required for deferred tax assets originating in the current year and recorded during the periods as additional deferred tax expense. The valuation allowance was recorded against a portion of the U.S. Federal and State net operating losses due to the uncertainty of the ability to utilize those losses in future periods.

The effective tax rates for the three and nine months ended September 30, 2013 were 44.5% and 36.1%, respectively. The effective tax rates for the three and nine months ended September 30, 2013 were primarily impacted by the cancellation of indebtedness income recognized during the periods and the Company’s inability to record tax benefit on tax losses in certain foreign jurisdictions due to the uncertainty of the ability to utilize those losses in future years.

Supplemental Cash Flow Information

During the nine months ended September 30, 2014 and 2013, cash paid for interest and income taxes, net of income tax refunds of $6.0 million and $1.4 million, respectively, was as follows:

(In thousands)	Nine Months Ended September 30,
	2014	2013
Interest	$1,214,129	$1,189,876
Income taxes	30,384	38,366

Australian Radio Network

The Company owned a 50% interest in Australian Radio Network (“ARN”), an Australian company that owns and operates radio stations in Australia and New Zealand. An impairment charge of $95.4 million was recorded during the fourth quarter of 2013 to write down the investment to its estimated fair value. On February 18, 2014, a subsidiary of the Company sold its 50% interest in ARN, recognizing a loss on the sale of $2.4 million and $11.5 million of foreign exchange losses that were reclassified from accumulated other comprehensive income at the date of the sale.

Other Comprehensive Income (Loss)

The following table discloses the deferred income tax (asset) liability related to each component of other comprehensive income (loss) for the three and nine months ended September 30, 2014 and 2013, respectively:

(In thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Foreign currency translation adjustments and other	$-	$3,742	$8,181	$(12,385)
Unrealized holding gain on marketable securities	-	28,199	-	(11,010)
Unrealized holding gain on cash flow derivatives	-	10,254	-	28,759

Total increase in deferred tax liabilities	$-	$42,195	$8,181	$5,364